UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 4, 2007

                             PACIFIC CAPITAL BANCORP
             (Exact name of registrant as specified in its charter)

          California                 0-11113               95-3673456
  (State or other jurisdiction     (Commission         (I.R.S. Employer
       of incorporation)           File Number)       Identification No.)

              1021 Anacapa Street, Santa Barbara, CA             93101
             (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
                                    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
                                  240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
                           Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
                           Act (17 CFR 240.13e-4(c))



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Item 1.01      Entry Into a Material Definitive Agreement

     Joyce M. Clinton, Chief Financial Officer of Pacific Capital Bancorp, (the "Company"), has formally advised the Company that she intends to resign as Chief Financial Officer of the Company and its subsidiary, Pacific Capital Bank, N.A. (the "Bank"). She will continue to serve as Chief Financial Officer until August 9, 2007 (the "Departure Date").

On June 4, 2007, Ms. Clinton entered into a Retention Agreement with the Bank, pursuant to which she will perform her continuing duties as Chief Financial Officer until the Departure Date.

The following is a description of the terms of the Retention Agreement:

     1. Ms. Clinton will continue to serve as Chief Financial Officer until August 9, 2007 (the "Departure Date"). During her continued employment, she will perform all of her normal duties and responsibilities as Chief Financial Officer, including, but not limited to, all of the duties related to the completion and filing of the Company's 2007 Second Quarter 10-Q.

     2. In recognition of the benefits furnished by Ms. Clinton of remaining with the Bank until the Departure Date, Ms. Clinton will be entitled to a payment (the "Retention Bonus Payment") equal to $130,000.

     3. Ms. Clinton will not be entitled to or eligible for performance bonus compensation for services provided to the Company and the Bank during 2007.

The Company's press release announcing Ms. Clinton's resignation plans is attached hereto as Exhibit 99.1.


Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On June 4, 2007, Joyce M. Clinton, Chief Financial Officer of the Company and of the Bank, formally advised the Company and the Bank that she intends to resign as Chief Financial Officer of the Company and the Bank effective August 9, 2007. Until then, she will continue to perform her normal duties and responsibilities as Chief Financial Officer.

Please refer to Item 1.01 for a description of the Retention Agreement pursuant to which Ms. Clinton will perform her continuing duties as Chief Financial Officer of the Company and the Bank until August 9, 2007.



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Item 9.01      Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.      Description
-----------      -----------

99.1             Press Release dated June 5, 2007.



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                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             PACIFIC CAPITAL BANCORP
Date: June 5, 2007


                                             /s/ Frederick W. Clough
                                             -----------------------
                                             Frederick W. Clough
                                             Executive Vice President and
                                             General Counsel



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                                  EXHIBIT INDEX


Exhibit Number     Description of Exhibits
--------------     -----------------------

99.1 Pacific Capital Bancorp press release, dated June 5, 2007, with respect to the resignation of Chief Financial Officer Joyce M. Clinton.